UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):

May 3, 2025

TPG Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-41222	87-2063362
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

301 Commerce Street, Suite 3300 Fort Worth, TX	76102
(Address of principal executive offices)	(Zip code)

(817) 871-4000

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock	TPG	The Nasdaq Stock Market LLC (Nasdaq Global Select Market)
6.950% Subordinated Notes due 2064	TPGXL	The Nasdaq Stock Market LLC
(Nasdaq Global Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02	Unregistered Sales of Equity Securities

On May 3, 2025, TPG Inc. (“TPG” or the “Company”) and certain of its affiliated entities entered into a definitive agreement (the “Transaction Agreement”) with Peppertree Capital Management, Inc. (“Peppertree”) and certain affiliated entities and equityholders thereof (together with Peppertree, the “Peppertree Parties”), pursuant to which TPG will acquire the Peppertree business in a cash and equity transaction (the “Transaction”), with approximately $660 million in cash and equity payable at the closing of the Transaction (the “Closing”). Subject to certain adjustments, TPG will deliver at the Closing up to (i) $242 million in cash proceeds (based on an assumed level of net cash and working capital of Peppertree), (ii) 5,873,939 common units of TPG Operating Group II, L.P. (“Common Units”), an indirect subsidiary of TPG (including an equal number of shares of Class B common stock of TPG (“Class B Shares”)), and restricted stock units of TPG and (iii) 2,913,939 shares of nonvoting Class A common stock of TPG (“Class A Shares”).

In addition, upon the satisfaction of certain performance metrics related to post-closing fee-related revenue and fundraising pursuant to the Transaction Agreement, certain Peppertree Parties will be entitled to an earnout payment of up to $300 million (the “Earnout Payment”) over the next few years. If achieved, the Earnout Payment is payable, at TPG’s election and subject to certain limitations set forth in the Transaction Agreement, in cash, Common Units (including an equal number of Class B Shares) or a combination thereof.

The Common Units, Class A Shares and Class B Shares issuable in connection with the Transaction Agreement will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act. In connection with Closing, the Company expects to file a prospectus supplement to its shelf registration statement on Form S-3 (File No. 333-277340) registering the resale of up to 2,913,939 Class A Shares delivered to certain equityholders of Peppertree at Closing.

Subject to the terms of the Amended and Restated Investor Rights Agreement and the Amended and Restated Exchange Agreement, the holders of Common Units are entitled to have their Common Units exchanged for cash from a substantially concurrent primary equity offering or (at TPG’s option) Class A Shares.

Item 7.01	Regulation FD Disclosure

On May 6, 2025, TPG and Peppertree issued a joint press release announcing, among other things, the parties’ entry into the Transaction Agreement. The joint press release is furnished as Exhibit 99.1 to this report.

On May 6, 2025, TPG posted an investor presentation regarding the Transaction to its website, https://www.tpg.com. The presentation is furnished as Exhibit 99.2 to this report.

As provided in General Instruction B.2 of Form 8-K, the information in this Item 7.01, including Exhibits 99.1 and 99.2, shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall such information or Exhibits 99.1 and 99.2 be deemed to be incorporated by reference in any filing under the Securities Act or the Exchange Act, regardless of any general incorporation language in such filing.

Forward-Looking Statements

This report may contain forward-looking statements based on our beliefs and assumptions and on information currently available to us. Forward-looking statements can be identified by words such as “anticipates,” “intends,” “plans,” “seeks,” “believes,” “estimates,” “expects” and similar references to future periods, or by the inclusion of forecasts or projections. Examples of forward-looking statements include, but are not limited to, statements we make regarding the outlook for our and/or Peppertree’s future business and financial performance, estimated operational metrics, business strategy and plans and objectives of management for future operations, including, among other things, statements regarding the expected Closing and terms of the Transaction Agreement.

Forward-looking statements are based on our current expectations and assumptions regarding our and/or Peppertree’s business, the economy and other future conditions. Because forward-looking statements relate to the future, by their nature, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. As a result, actual results may differ materially from those contemplated by the forward-looking statements. Important factors that could cause actual results to differ materially from those in the forward-looking statements include the inability to complete and recognize the anticipated benefits of the Transaction on the anticipated timeline or at all; purchase price adjustments; unexpected costs related to the Transaction and the integration of the Peppertree business and operations; our ability to manage growth and execute its business plan; and regional, national or global political, economic, business, competitive, market and regulatory conditions and uncertainties, among various other risks.

These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements and risk factors discussed from time to time in the Company’s filings with the SEC, including, but not limited to, those described under the section entitled “Risk Factors” in our Annual Report on Form 10-K filed with the SEC on February 18, 2025 and subsequent filings with the SEC, which can be found at the SEC’s website at http://www.sec.gov.

For the reasons described above, we caution you against relying on any forward-looking statements, which should also be read in conjunction with the other cautionary statements that are included elsewhere in this report. Any forward-looking statement made by us in this report speaks only as of the date on which we make it. Factors or events that could cause actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law. No recipient should, therefore, rely on these forward-looking statements as representing the views of the Company or its management as of any date subsequent to the date of this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

99.1	Joint Press Release, dated May 6, 2025.

99.2	Investor Presentation, dated May 6, 2025.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

TPG Inc.

By:	/s/ Jennifer L. Chu
Name:	Jennifer L. Chu
Title:	Chief Legal Officer and General Counsel

Date: May 6, 2025